                                                                   EXHIBIT 10.4


                              CONSULTING AGREEMENT


         THIS AGREEMENT made as of the 1st of January 2000.

         BETWEEN:

                  RTICA Inc, a corporation incorporated under the laws of the Province of Ontario and having its head office 999 Barton Street, Stoney Creek Ontario, L8E 5H4

                  (Hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART,

                                    -- and --

                  Roger Short, carrying on business under the name LeCourt Enterprises, a sole proprietorship in the Town of Kimberley in the Province of Ontario,

                  (Hereinafter referred to as the "Consultant")

                                                           OF THE SECOND PART.

         WHEREAS the Corporation carries on a business consisting principally of the development, marketing, and promotion of high performance insulation made from recycled plastics (the "Business");

         AND WHEREAS the Corporation is desirous of retaining the Consultant to provide consulting services in connection with the Business of the Corporation;

         AND WHEREAS the Consultant is desirous of providing such services to the Corporation, on the terms and subject to the conditions herein set out;

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreements of the parties contained herein, the sum of one dollar paid by each party hereto to each of the other parties hereto and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) it is agreed as follows:

                       ARTICLE ONE -- CONSULTING SERVICES

1.1 RETAINER. The Corporation hereby agrees to retain the Consultant to Chair meetings, support the Company's investor relations programs, support the Corporations financing activities, support the Corporation's efforts to secure a strategic partner and to provide other services as the Corporation and the Consultant may from time to time agree upon, (the "Services") and the Consultant hereby agrees to provide such Services to the Corporation.

1.2 TERM OF AGREEMENT. This Agreement shall remain in full force and effect from January 1, 2000 until the date hereof, to December 31st, 2001, subject to earlier termination as hereinafter provided, with the said term being capable of extension by mutual written agreement of the parties hereto.

1.3 PROVISION OF SERVICES. The Services to be provided hereunder to the Corporation by the Consultant shall be provided by the Consultant. It is agreed and acknowledged that the Consultant may from time to time provide services to other persons, firms and corporations, provided that the Consultant shall at no time while this agreement remains in force provide ongoing managerial services to any competitor of the Corporation that is not an affiliate (for the purposes of this Agreement "Affiliate" shall mean any person, firm or corporation that is affiliated with the Corporation within the meaning of the BUSINESS CORPORATIONS ACT (Ontario)).

1.4 BOARD POLICY AND INSTRUCTIONS. The Consultant covenants with the Corporation that he will act in accordance with any policy of and carry out all reasonable instructions of the board of directors of the Corporation. The Consultant acknowledges that such policies and instructions may limit, restrict or remove any power or discretion that might otherwise have been exercised by the Consultant.

1.5 REMUNERATION. In consideration for the services rendered by the Consultant hereunder, the Corporation shall pay to the Consultant:

1.5.1 Consulting fees in the sum of two thousand five hundred dollars ($2,500) per month for twenty days consulting during the term of the contract.

1.5.2 An expense allowance of $300 per month for which no statement is required for the term of the Consultant's retainer.

1.5.3 Per Diem consulting expenses of $1,600 per day for consulting over twenty days per year.

1.5.4 Per Diem expenses of $25 per day for which no statement is required for consulting beyond twenty days per year.

1.6 DISCRETIONARY BONUS. The Corporation shall pay to the Consultant a bonus of $25,000 when the company secures $1,000,000 or more in financing during the course of this contract or its renewal.

1.6.1 The Corporation shall give to the Consultant the computer equipment owned by the Corporation and used by the Consultant.

1.7 EXPENSES. The Consultant shall be reimbursed from time to time for all out of pocket travel and other costs approved by the Corporation, actually and properly incurred by the Consultant in connection with providing the Services hereunder. The Consultant shall furnish statements and vouchers to the Corporation for all such expenses.


                            ARTICLE TWO -- COVENANTS

2.1 NO DELEGATION OF SERVICES. The Consultant covenants and agrees with the Corporation that it shall not delegate performance of the Services to anyone without the prior written consent of the Corporation.

2.2      PROVISION OF AMENITIES. OMIT

              ARTICLE THREE -- CONFIDENTIALITY AND NON-COMPETITION

3.1 CONFIDENTIAL INFORMATION. The Consultant covenants and agrees that he shall not disclose to anyone any confidential information with respect to the business or affairs of the Corporation except as may be necessary or desirable to further the business interests of the Corporation. This obligation shall survive the expiry or termination of this Agreement.

3.2 RETURN OF PROPERTY. Upon expiry or termination of this Agreement the Consultant shall return to the Corporation any property, documentation, or confidential information which is the property of the Corporation.

3.3 PROMOTION OF CORPORATION'S INTERESTS. The Consultant shall and will faithfully serve and use his best efforts to promote the interests of the Corporation, shall not use any information he may acquire with respect to the business and affairs of the Corporation or its affiliates for his own purposes or for any purposes other than those of the Corporation or its affiliates.


                           ARTICLE FOUR -- TERMINATION

4.1 TERMINATION OF AGREEMENT. The Corporation may terminate this Agreement by giving the Consultant sixty (60) days' written notice or in lieu of such written notice by paying the Consultant a consulting fee equivalent to sixty
(60) days of consulting as determined pursuant to Section 1.5 hereof. The Consultant may terminate this Agreement at any time by giving the Corporation sixty (60) days' written notice. The obligations of the Consultant under this Agreement shall terminate upon the earlier of the Consultant ceasing to be retained by the Corporation or the termination of this Agreement by the Corporation or the Consultant.


                            ARTICLE FIVE -- CAPACITY

5.1 CAPACITY OF CONSULTANT. It is acknowledged by the parties hereto that the Consultant is being retained by the Corporation in the capacity of independent contractor and not as an employee of the Corporation. The Consultant and the Corporation acknowledge and agree that this Agreement does not create a partnership or joint venture between them.


                   ARTICLE SIX -- GENERAL CONTRACT PROVISIONS

6.1 NOTICES. All notices, requests, demands or other communications (collectively, "Notices") by the terms hereof required or permitted to be given by one party to any other party, or to any other person shall be given in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission to such other party as follows:

         (a)      To the Corporation at:       999 Barton Street, Stoney Creek,
                                                        Ontario L8E 5H4
                                                        Fax (905) 643-1442

         (b)      To the Consultant at:        RR1 Kimberley Ontario
                                                        Fax (519) 621-7245

or at such other address as may be given by such person to the other parties hereto in writing from time to time.

         All such Notices shall be deemed to have been received when delivered or transmitted, or, if mailed, 48 hours after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received 48 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted all Notices shall be given by personal delivery or by facsimile transmission.

6.2 ADDITIONAL CONDITIONS. The parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

6.3 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.

6.4 TIME OF THE ESSENCE. Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

6.5 ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties rely upon or regard as material, any representations or writings whatever not incorporated herein and made a part hereof and may not be amended or modified in any respect except by written instrument signed by the parties hereto. Any schedules referred to herein are incorporated herein by reference and form part of the Agreement.

6.6 ENUREMENT. This Agreement shall enure to the benefit of and be binding upon the parties and their respective legal personal representatives, heirs, executors, administrators or successors.

6.7 ASSIGNMENT. This Agreement is personal to the Consultant and may not be assigned by the Consultant without the consent of the Corporation.

6.8 CURRENCY. Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to the lawful money of Canada.

6.9 HEADINGS FOR CONVENIENCE ONLY. The division of this Agreement into articles and sections is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

6.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and each of the parties hereto agrees irrevocably to conform to the non-exclusive jurisdiction of the Courts of such Province.

6.11 GENDER. In this Agreement, words importing the singular number shall include the plural and vice versa, and words importing the use of any gender shall include the masculine, feminine and neuter genders and the word "person" shall include an individual, a trust, a partnership, a body corporate, an association or other incorporated or unincorporated organization or entity.

6.12 CALCULATION OF TIME. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded. If the last day of such period is not a Business Day, then the time period in question shall end on the first business day following such non-business day.

6.13 LEGISLATION REFERENCES. Any references in this Agreement to any law, by-law, rule, regulation, order or act of any government, governmental body or other regulatory body shall be construed as a reference thereto as amended or re-enacted from time to time or as a reference to any successor thereto.

6.14 SEVERABILITY. If any Article, Section or any portion of any Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article, Section or portion thereof shall be severed from the remainder of this Agreement.

6.15 TRANSMISSION BY FACSIMILE OR OTHER ELECTRONIC MEANS. The parties hereto agree that this Agreement may be transmitted by facsimile or other electronic means and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signatures forthwith upon demand.

         IN WITNESS WHEREOF the parties have duly executed this Consulting Agreement as of the 1st day of January, 2000.





                                         /s/Warren Arseneau
                                         -----------------------------------
                                         Warren Arseneau
                                         President, RTICA Inc




                                         /s/Roger Short
                                         -----------------------------------
                                         Roger Short
                                         LeCourt Enterprises